UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2022

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2022, the Board of Directors (the “Board”) of White River Energy Corp (the “Company”) approved the following:

(i) The Board approved, and the Company entered into, Amended Employment Agreements with each of Jay Puchir, Chief Executive Officer, Randy May, Executive Chairman, Alisa Horgan, Chief Administrative Officer, and Richard Horgan, Senior Vice President of Mergers and Acquisitions. A summary of the material terms of these agreements were previously disclosed in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 as filed with the Securities and Exchange Commission on November 14, 2022 (the “9/30 10-Q”).

(ii) The Board approved and adopted the Company’s 2022 Equity Incentive Plan (the “Plan”), under which the Company is authorized to issue up to 25,000,000 shares of common stock pursuant to equity-based grants which may be made to the Company’s directors, officers, employees and consultants.

(iii) The Board approved the cancellation of prior grants of a total of 17,425,000 shares of restricted stock that were made to the Company’s employees, directors and consultants in July and August 2022, as described in the 9/30 10-Q, and the replacement of such grants with an equivalent number of Restricted Stock Units (“RSUs”) under the Plan having identical vesting terms as the original grants.

The following table provides an overview of the RSU grants made to the Company’s officers and directors.

Name	Title	Amount
Jay Puchir	Chief Executive Officer	5,000,000
Randy May	Executive Chairman	5,000,000
Alisa Horgan	Chief Administrative Officer	2,000,000
Richard Horgan	Senior Vice President of M&A	2,000,000
Danny Hames	Director	*
Greg Landis	Director	*
Jimmy Cahill	Director	*

*An annual grant of $100,000 in RSUs which will vest on the final business day of each fiscal quarter equal to one-fourth of the total stipend, or $25,000 per quarter, with the number of RSUs to be determined based on the volume weighted average price of the Company’s common stock for the applicable quarter.

(iv) The Board approved and adopted the Company’s Code of Ethics, which sets forth general principles, corporate policies and ethical guidelines applicable to the Company’s directors, officers, employees and certain consultants.

The foregoing summary of the agreements, documents and transactions described above does not purport to be complete and is qualified in its entirety by reference to the copies of such agreements and documents, particularly the Amended Employment Agreements which are filed as Exhibits 10.1 through 10.4, the Plan which is filed as Exhibit 10.5, the form of Restricted Stock Unit Agreement which is filed as Exhibit 10.6, and the Code of Ethics which is filed as Exhibit 14.1, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the RSU grants set forth and referenced in Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The descriptions of the adoption of the Plan and the compensation arrangements to directors and officers set forth and referenced in Item 1.01 above are incorporated into this Item 5.02 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The description of the Company’s adoption of its Code of Ethics set forth in Item 1.01 above is incorporated into this Item 5.05 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Amended Employment Agreement with Jay Puchir*				Filed
10.2	Amended Employment Agreement with Randy May*				Filed
10.3	Amended Employment Agreement with Alisa Horgan*				Filed
10.4	Amended Employment Agreement with Richard Horgan*				Filed
10.5	White River Energy Corp 2022 Equity Incentive Plan				Filed
10.6	Form of Restricted Stock Unit Agreement*				Filed
14.1	White River Energy Corp Code of Ethics*				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: December 2, 2022	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Executive Officer